The
Municipal
Fund
Accumulation
Program,
Inc.


Semi-Annual Report

June 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Investment Accumulation Program is only open to holders of units of Municipal Investment Trust Fund and Defined Asset Funds--Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


The Municipal Fund Accumulation Program, Inc.
To Our Shareholders:

For the six months ended June 30, 2000, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 5.07%. The Program's total investment return for the six-month period ended June 30, 2000 was +4.35%, based on a change in per share net asset value from $16.35 to $16.63, and assuming reinvestment of $0.420 per share income dividends.

The Municipal Market Environment
At the start of the year, fixed-income bond yields were initially pushed higher as US economic growth remained robust. After growing at a 7.3% rate during the fourth quarter of 1999 and a 4.2% annual rate for all of 1999, first quarter of 2000 gross domestic product growth was 5.5%. However, despite these significant growth rates, few price measures showed any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970 and rising energy prices. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases occur. By late January 2000, US Treasury bond yields rose more than 25 basis points (0.25%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term, tax-exempt bond yields rose approximately 15 basis points to 6.35%.

Since then, however, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower from late-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both of these actions resulted in a significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released indicating that the economic strength seen in late 1999 was continuing into early 2000. The domestic decline in long-term US Treasury yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buy-backs than with market expectations of slower economic growth. During the last six months, long-term US Treasury bond yields have fallen almost 60 basis points to end the period at 5.90%.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields have declined more than 30 basis points to finish the six-month period ended June 30, 2000 at 5.90%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term, tax-exempt securities has dramatically declined. During the last year, $199 billion in new long-term municipal securities was issued, a decline of almost 20% versus the same period a year earlier. For the six months ended June 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 20% compared to the same period in 1999.

Although investors received more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during January and February, and expect to receive a similar amount on June 1 and July 1, 2000, along with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of more than 90% have found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as the expected action in August 2000, will eventually slow US economic growth. Recent declines in US new home sales are perhaps among the first signs that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
For the six months ended June 30, 2000, the Program was managed with the intent of sustaining an appealing level of tax-exempt income for shareholders. The focus of our portfolio strategy was to achieve the highest possible income stream without significantly affecting the credit quality of the Program. Unfortunately, during the past 12 months, tax-exempt interest rates increased substantially. Although this caused the net asset value of the Program to drop, it afforded us the opportunity to reinvest the proceeds of bonds that were purchased in a lower interest rate environment at a higher interest rate, thereby increasing the income of the Program. The market correction also allowed us to restructure some high-coupon bonds for the Program that were called away during 1998 and 1999.

Looking forward, it is our opinion that the favorable technical position of the municipal market should temper the volatility experienced so far. Furthermore, unless there is a more substantial slowdown in the economy, interest rates should stay around current levels. With interest rates remaining stable for the near term, we anticipate generating an attractive stream of income for our shareholders.

In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



August 4, 2000




The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/00                  -0.20%
Five Years Ended 6/30/00            +4.15
Ten Years Ended 6/30/00             +5.75

Past performance is not indicative of future results.



Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes

The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000                                                                   (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
Alabama--      NR*      Aaa     $ 3,610  Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College Home
1.7%                                     Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025 (j)(k)           $  3,664
               BBB+     Baa1        750  Mobile, Alabama, IDB, Environmental Improvement Revenue
                                         Refunding Bonds (International Paper Company Project), AMT,
                                         Series A, 6.35% due 5/15/2016                                                  746
               BBB+     Baa1      2,500  Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                         Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                         due 2/01/2018                                                                2,546

Arkansas--     BBB+     Baa1      1,000  Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
0.2%                                     Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                         due 8/01/2020                                                                1,015

California--   AA-      Aa2       1,755  California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
4.5%                                     7% due 8/01/2026 (c)                                                         1,806
                                         California Rural Home Mortgage Finance Authority, S/F Mortgage
                                         Revenue Bonds (Mortgage Backed Securities Program), AMT,
                                         Class 5 (j)(k):
               AAA      NR*       4,090    Series C, 6.75% due 3/01/2029                                              4,511
               AAA      NR*       1,725    Series D, 6.70% due 5/01/2029                                              1,890
               AAA      NR*       3,715  California Rural Home Mortgage Finance Authority, S/F Mortgage
                                         Revenue Refunding Bonds (Mortgage Backed Securities Program),
                                         AMT, Series A-2, 7% due 9/01/2029 (j)(k)                                     4,223
               AAA      Aaa       1,250  M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                         (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)                     1,417
               AAA      Aaa       3,600  San Francisco, California, City and County Airport Commission,
                                         International Airport Revenue Bonds, AMT, Second Series, Issue 22,
                                         4.70% due 5/01/2014 (a)                                                      3,341
               AAA      Aaa       2,000  Walnut, California, Improvement Agency, Tax Allocation Refunding
                                         Bonds, Series A, 4.75% due 9/01/2018 (e)                                     1,794

Colorado--     NR*      Aa2       2,575  Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due
6.1%                                     10/01/2016                                                                   2,734
                                         Colorado HFA, Revenue Refunding Bonds (S/F Program):
               NR*      Aa2       3,000    AMT, Senior Series A-2, 7.50% due 4/01/2031                                3,365
               AA       Aa2       1,000    AMT, Senior Series B-2, 7.10% due 4/01/2017                                1,099
               AA       Aa2       6,250    AMT, Senior Series B-2, 7.25% due 10/01/2031                               6,923
               AA       Aa2       3,820    AMT, Senior Series C-2, 7.25% due 10/01/2031 (c)                           4,234
               NR*      Aa2       1,250    Senior Series A-3, 7.35% due 10/01/2030                                    1,399
               NR*      Aa2       4,000    Senior Series C-3, 6.75% due 10/01/2021 (c)                                4,296
               AA       Aa2       1,750    Senior Series C-3, 7.15% due 10/01/2030 (c)                                1,941


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000 (continued)                                                       (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
Connecticut    AA       Aa2     $ 3,825  Connecticut State, HFA, Housing Mortgage Revenue Refunding Bonds
--3.8%                                   (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018                   $  3,881
               AA       NR*      10,045  Connecticut State Health and Educational Facilities Authority,
                                         Revenue Refunding Bonds (Eastern Connecticut Health Network),
                                         Series A, 6.50% due 7/01/2030                                               10,524
               A1+      VMIG1++   1,900  Connecticut State Special Tax Obligation Revenue Bonds,
                                         Transportation Infrastructure, VRDN, Second Lien, Series 1,
                                         4.75% due 12/01/2010 (h)                                                     1,900

Florida        NR*      Aaa       2,375  Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
--0.6%                                   6.40% due 1/01/2031 (e)                                                      2,441

Idaho--1.7%    BBB-     Baa2      7,750  Power County, Idaho, Industrial Development Corporation, Solid Waste
                                         Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                         due 8/01/2032                                                                7,349

Illinois       AAA      NR*       7,250  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A, 7.15%
--2.1%                                   due 9/01/2031 (j)(k)                                                         7,974
               AAA      Aaa         660  Illinois Development Finance Authority Revenue Bonds, Series B,
                                         6.40% due 9/01/2031 (d)                                                        678

Indiana        AA       Aa2       1,000  Indiana State Office Building Commission, Capital Complex Revenue
--3.8%                                   Refunding Bonds (State Office Building-II Facility), Series D, 6.90%
                                         due 7/01/2011                                                                1,118
               BBB      Baa2     10,000  Indianapolis, Indiana, Airport Authority, Special Facilities Revenue
                                         Bonds (Federal Express Corporation Project), AMT, 7.10% due
                                         1/15/2017                                                                   10,371
               AA       NR*       1,865  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                         Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                       1,966
               NR*      Baa2      2,500  Jasper County, Indiana, Economic Development Revenue Refunding
                                         Bonds (Georgia Pacific Corporation Project), AMT, 6.70% due
                                         4/01/2029                                                                    2,484

Kansas--       NR*      Aaa       4,065  Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
1.1%                                     Series A-1, 6.95% due 6/01/2029 (i)                                          4,488

Kentucky--     BBB-     Baa3      5,000  Kenton County, Kentucky, Airport Board Special Facilities, Airport
1.2%                                     Revenue Bonds (Delta Airlines Project), AMT, Series A, 7.125% due
                                         2/01/2021                                                                    5,041

Louisiana--    AAA      Aaa       2,900  New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)             2,995
1.2%           BBB+     Baa1      2,000  Rapides Finance Authority, Louisiana, Environmental Improvement
                                         Revenue Bonds (International Paper Company Project), AMT, Series A,
                                         6.55% due 11/15/2023                                                         1,962

Massachu-      AA-      Aa2       9,825  Massachusetts State, Consolidated Loan, GO, Series B, 5.625% due
setts--2.4%                              6/01/2018                                                                    9,847
               A1+      VMIG1++     300  Massachusetts State Industrial Finance Agency, PCR, Refunding
                                         (Holyoke Water Power Company), VRDN, Series A, 4.60% due
                                         5/01/2022 (h)                                                                  300

Michigan--     AAA      Aaa       2,000  Michigan State Strategic Fund, Limited Obligation Revenue Refunding
0.5%                                     Bonds (Detroit Edison Company), Series BB, 7% due 5/01/2021 (a)              2,321

Minnesota--    AA+      Aa1       3,075  Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
0.7%                                     6.70% due 7/01/2026                                                          3,154


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000 (continued)                                                       (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
Mississippi    BBB+     Baa1    $ 1,700  Warren County, Mississippi, Environmental Improvement
--0.4%                                   Revenue Refunding Bonds (International Paper Company Project),
                                         AMT, Series B, 6.75% due 8/01/2021                                        $  1,720

Montana--      NR*      A2        6,000  Montana State Higher Education, Student Assistance Corporation,
1.6%                                     Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                         due 12/01/2032                                                               6,190
               AA+      Aa1         635  Montana State Housing Board, S/F Program, AMT, Series B-2, 6.90%
                                         due 6/01/2025 (c)                                                              641

Nevada--                                 Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
0.7%           AAA      Aaa         165    6.10% due 10/01/2014                                                         171
               AAA      Aaa         245    6.30% due 10/01/2019                                                         253
               AAA      Aaa         320    6.75% due 10/01/2024                                                         339
               AAA      Aaa         225    7% due 10/01/2029                                                            241
               AAA      Aaa       1,760  Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05%
                                         due 4/01/2027 (c)                                                            1,824

New                                      Manchester, New Hampshire, Housing and Redevelopment Authority
Hampshire--                              Revenue Bonds, Series A:
2.4%           A        Baa3      4,180    6.75% due 1/01/2013                                                        4,418
               A        Baa3      2,235    6.75% due 1/01/2014                                                        2,354
               A        Baa3      1,250    6.75% due 1/01/2015                                                        1,311
               AAA      Aaa       2,000  New Hampshire Higher Educational and Health Facilities Authority,
                                         Revenue Refunding Bonds (University System of New Hampshire),
                                         6.25% due 7/01/2020 (e)                                                      2,046

New Jersey--   AAA      Aaa       2,780  Black Horse Pike, New Jersey, Regional School District, GO,
14.9%                                    4.75% due 12/01/2016 (b)                                                     2,530
               AAA      Aaa       1,580  Monmouth County, New Jersey, Improvement Authority, Revenue
                                         Refunding Bonds (Pooled Governmental Loan), 4.90% due
                                         12/01/2018 (a)                                                               1,435
               AAA      Aaa       1,000  Moorestown Township, New Jersey, School District, GO, 5% due
                                         1/01/2027 (b)                                                                  902
               NR*      Aaa         500  Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                         Revenue Bonds, 4.75% due 12/01/2028 (e)                                        427
               NR*      Aaa       1,345  Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                         Revenue Refunding Bonds, 5% due 12/01/2016 (e)                               1,264
               AAA      Aaa       4,000  New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                         Refunding Bonds, 4.625% due 7/01/2024 (b)                                    3,393
                                         New Jersey EDA, Revenue Refunding Bonds:
               AAA      Aaa       2,250    (Educational Testing Service), Series A, 4.75% due 5/15/2018 (e)           1,999
               AAA      Aaa       5,000    (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                     5,343
               AAA      Aaa       3,680  New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                         Projects), 6% due 6/15/2016 (a)                                              3,858
                                         New Jersey Health Care Facilities Financing Authority, Revenue
                                         Refunding Bonds:
               AAA      Aaa       2,000    (Cathedral Health Services), 5.25% due 8/01/2021 (c)(e)                    1,877
               AAA      Aaa       1,000    (Community Medical Center/ Kimball), 4.75% due 7/01/2019 (d)                 872
               AAA      Aaa       1,650    (Saint Barnabas Health Center), Series B, 5.25% due 7/01/2013 (e)          1,635
               AAA      Aaa       6,000    (Virtua Health Issue), 4.50% due 7/01/2028 (d)                             4,842
               AAA      Aaa       5,000  New Jersey Sports and Exposition Authority, State Contract Revenue
                                         Refunding Bonds, Series A, 4.50% due 3/01/2019 (e)                           4,262


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000 (continued)                                                       (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
New Jersey     AA+      Aa1     $ 7,000  New Jersey State, GO, 4.50% due 2/01/2016                                 $  6,156
(concluded)    AAA      Aaa       1,500  New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                         Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026 (d)                  1,540
                                         New Jersey State Transit Corporation, COP (Federal Transit
                                         Administration Grants), Series A (a):
               AAA      Aaa       1,600    6.125% due 9/15/2014                                                       1,700
               AAA      Aaa       1,000    6.125% due 9/15/2015                                                       1,058
                                         Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                                         Refunding Bonds, Series A:
               NR*      Aa1       1,700    4.35% due 1/01/2011                                                        1,551
               NR*      Aa1       2,005    4.45% due 1/01/2012                                                        1,825
               NR*      Aa1       2,055    4.65% due 1/01/2014                                                        1,866
                                         Randolph Township, New Jersey, School District, GO (b):
               AAA      Aaa       1,000    5% due 8/01/2017                                                             934
               AAA      Aaa       1,000    5% due 8/01/2018                                                             925
                                         South Jersey Transportation Authority, New Jersey, Transportation
                                         System Revenue Refunding Bonds (a):
               AAA      Aaa       3,350    5% due 11/01/2016                                                          3,159
               AAA      Aaa       2,000    5% due 11/01/2017                                                          1,867
               AAA      Aaa       2,000    5% due 11/01/2018                                                          1,849
                                         Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                         Refunding Bonds (Ogden Martin Project), AMT, Series A (a):
               AAA      Aaa       1,270    5.375% due 6/01/2019                                                       1,209
               AAA      Aaa       1,340    5.375% due 6/01/2020                                                       1,271
               AAA      Aaa       1,265  Wall Township, New Jersey, School District, GO, 4.50% due
                                         7/15/2019 (d)                                                                1,076

New Mexico     A1+      NR*         900  Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project),
--0.2%                                   VRDN, 4.60% due 2/01/2003 (h)                                                  900

New York       BBB+     Baa1      1,600  Essex County, New York, IDA, Environmental Improvement Revenue
--17.2%                                  Bonds (International Paper Company Project), AMT, Series A, 6.45%
                                         due 11/15/2023                                                               1,582
               AA       Aa3      11,250  New York City, New York, City Municipal Water Finance Authority,
                                         Water and Sewer System Revenue Refunding Bonds, Series B, 6.50%
                                         due 6/15/2031                                                               12,109
               AA       Aa3       8,500  New York City, New York, City Transitional Finance Authority Revenue
                                         Bonds, Future Tax Secured, Series B, 6% due 11/15/2010                       9,128
                                         New York City, New York, GO, Refunding, Series A:
               A-       A3        3,080    6.50% due 5/15/2017                                                        3,307
               A-       A3       10,075    6.25% due 5/15/2026                                                       10,385
               A        NR*       1,500  New York State Dormitory Authority, Lease Revenue Bonds (State
                                         University Dormitory Facilities), Series A, 6.25% due 7/01/2020              1,564
               AAA      Aaa         750  New York State Dormitory Authority Revenue Bonds (New York
                                         University), Series A, 6% due 7/01/2019 (e)                                    790
                                         New York State Dormitory Authority, Revenue Refunding Bonds:
               NR*      A1        3,745    (Concord Nursing Home Inc.), 6.25% due 7/01/2016                           3,888
               NR*      A1        2,500    (Concord Nursing Home Inc.), 6.50% due 7/01/2029                           2,575
               BBB+     Baa1      3,000    (Mount Sinai Health), Series A, 6.50% due 7/01/2016                        3,177
               BBB+     Baa1      2,500    (Mount Sinai Health), Series A, 6.625% due 7/01/2019                       2,637
               BBB+     Baa1      6,500    (Mount Sinai Health), Series A, 6.50% due 7/01/2025                        6,709


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000 (continued)                                                       (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
New York       AAA      Aaa     $ 2,000  New York State Energy Research and Development Authority, PCR,
(concluded)                              Refunding (Central Hudson Gas and Electric), Series A, 5.45% due
                                         8/01/2027 (a)                                                             $  1,910
               AA       NR*       2,285  Oneida County, New York, IDA Revenue Bonds (Civic Facility-Faxton
                                         Hospital), Series C, 6.625% due 1/01/2015                                    2,473
                                         Port Authority of New York and New Jersey, Consolidated Revenue
                                         Bonds, 116th Series (b):
               AAA      Aaa         720    4.50% due 10/01/2018                                                         618
               AAA      Aaa       5,800    4.25% due 10/01/2026                                                       4,533
                                         Suffolk County, New York, GO, Series A (b):
               AAA      Aaa         930    4.75% due 8/01/2022                                                          802
               AAA      Aaa         945    4.75% due 8/01/2023                                                          812
               A+       Aa3       3,575  Triborough Bridge and Tunnel Authority, New York, General Purpose
                                         Revenue Refunding Bonds, Series X, 6.50% due 1/01/2019                       3,706

North                                    North Carolina Eastern Municipal Power Agency, Power System
Carolina--                               Revenue Refunding Bonds:
3.2%           AAA      Aaa       1,330    Series A, 6.50% due 1/01/2018 (f)                                          1,476
               A        Baa3      4,440    Series D, 6.70% due 1/01/2019                                              4,568
                                         North Carolina Municipal Power Agency Number 1, Catawba Electric
                                         Revenue Refunding Bonds, Series B:
               BBB+     Baa1      5,000    6.50% due 1/01/2020                                                        5,011
               A        NR*       2,500    6.50% due 1/01/2020                                                        2,527

Ohio--0.4%     A1+      VMIG1++   1,600  Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland
                                         Clinic), VRDN, Series D, 4.60% due 1/01/2026 (h)                             1,600

Oklahoma--     A1+      VMIG1++   7,100  Oklahoma State Industries Authority, Revenue Refunding Bonds
1.7%                                     (Integris Baptist), VRDN, Series B, 4.55% due 8/15/2029 (e)(h)               7,100

Oregon--       NR*      Aa2      10,000  Oregon State Housing and Community Services Department, Mortgage
2.6%                                     Revenue Bonds (S/F Mortgage Program), AMT, Series M, 6.20% due
                                         7/01/2028                                                                   10,069
               BBB+     Baa1        750  Oregon State Solid Waste Disposal Facilities, Economic Development
                                         Revenue Bonds (USG Corporation Project), AMT, Series 192, 6.40%
                                         due 12/01/2029                                                                 741

Pennsyl-       BBB+     Baa1      7,000  Pennsylvania Economic Development Financing Authority, Solid Waste
vania--1.5%                              Disposal Revenue Bonds (USG Corporation Project), AMT, 6% due
                                         6/01/2031                                                                    6,322

South                                    Piedmont Municipal Power Agency, South Carolina, Electric Revenue
Carolina--                               Refunding Bonds (b):
1.4%           AAA      Aaa       3,000    6.75% due 1/01/2019                                                        3,392
               AAA      Aaa         320    Series A, 6.50% due 1/01/2014 (f)                                            358
               AAA      Aaa       1,890    Series A, 6.50% due 1/01/2014 (f)                                          2,092

Texas--12.2%   AAA      Aaa       5,330  Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                         Venue), 6.20% due 11/15/2029 (b)                                             5,504
                                         Dallas-Fort Worth, Texas, International Airport Facilities, Improvement
                                         Corporation Revenue Bonds, AMT:
               BBB-     Baa1     10,000    (American Airlines, Inc.), 7.25% due 11/01/2030                           10,143

               BBB-     Baa3      2,200    (Delta Air Lines Inc.), 7.125% due 11/01/2026                              2,207
               NR*      Aaa       4,490  Edcouch Elsa, Texas, Independent School District, GO, 4.75% due
                                         8/15/2022                                                                    3,849


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2000 (concluded)                                                       (in Thousands)
              S&P     Moody's     Face
State        Rating    Rating    Amount                                 Issue                                        Value
Texas          AA       NR*     $ 3,500  Gregg County, Texas, Health Facilities Development Corporation,
(concluded)                              Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                         6.375% due 10/01/2025                                                     $  3,547
               A1+      NR*       1,000  Harris County, Texas, Health Facilities Development Corporation,
                                         Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                         4.60% due 12/01/2025 (h)                                                     1,000
               A+       Baa2      7,350  Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                         (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026                   7,214
               AAA      Aaa       4,700  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                         Electric Company Project), 6.55% due 10/01/2022 (b)                          4,859
               NR*      Aaa       8,000  South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                         Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031 (j)                        8,877
               AA       Aa1       1,790  Texas State, GO, Veterans' Housing Assistance Fund II, AMT, Series A,
                                         7% due 12/01/2025                                                            1,872
               AAA      Aaa       2,305  Webster, Texas, GO, Certificates of Obligation, Series A, 6% due
                                         3/01/2021 (d)                                                                2,353

Utah--1.1%     A1c      VMIG1++   4,600  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                         4.70% due 11/01/2024 (a)(h)                                                  4,600

Virginia       AA       Aa2       4,500  Henrico County, Virgina, IDA, Public Facility Lease Revenue Bonds,
--1.2%                                   7% due 8/01/2013 (g)                                                         5,005

Washington--   AAA      Aaa       3,000  Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
0.8%                                     12/01/2004 (a)(g)                                                            3,308

West           AAA      Aaa       6,050  West Virginia State Housing Development Fund, Housing Finance
Virginia--                               Revenue Bonds, Series A, 6.20% due 5/01/2018                                 6,181
1.5%

Wyoming--      BBB-     Baa2      5,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
1.2%                                     (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                   5,028

Puerto Rico--                            Puerto Rico Industrial Tourist Educational, Medical and Environmental
2.0%                                     Control Facilities Revenue Bonds (Hospital de la Concepcion), Series A:
               AA       Aa2       4,000    6.125% due 11/15/2025                                                      4,115
               AA       Aa2       4,220    6.125% due 11/15/2030                                                      4,331

                                         Total Investments (Cost--$413,497)--99.8%                                  420,725

                                         Other Assets Less Liabilities--0.2%                                            779
                                                                                                                   --------
                                         Net Assets--100.0%                                                        $421,504
                                                                                                                   ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.
(i)GNMA Collateralized.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                                  As of June 30, 2000
Assets:
Investments, at value (identified cost--$413,497,124)                                                       $420,724,970
Cash                                                                                                              52,328
Interest receivable                                                                                            7,475,625
Prepaid registration fees and other assets                                                                        39,770
                                                                                                            ------------
Total assets                                                                                                 428,292,693
                                                                                                            ------------

Liabilities:

Payables:
 Securities purchased                                                                      $  5,884,544
 Capital shares redeemed                                                                        359,052
 Investment adviser                                                                             160,261        6,403,857
                                                                                           ------------
Accrued expenses                                                                                                 384,403
                                                                                                            ------------
Total liabilities                                                                                              6,788,260
                                                                                                            ------------
Net Assets                                                                                                  $421,504,433
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                 $    253,413
Paid-in capital in excess of par                                                                             448,199,183
Undistributed investment income--net                                                                           1,004,350
Accumulated realized capital losses on investments--net                                                      (30,919,098)
Accumulated distributions in excess of realized gains on investments--net                                     (4,261,261)
Unrealized appreciation on investments--net                                                                    7,227,846
                                                                                                            ------------

Net Assets:
Equivalent to $16.63 per share based on 25,341,301 shares outstanding                                       $421,504,433
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                           For the Six Months Ended June 30, 2000
Investment Income:
Interest and premium and discount earned                                                                    $ 12,394,405

Expenses:
Investment advisory fees                                                                   $  1,050,717
Transfer agent fees                                                                             477,632
Printing and shareholder reports                                                                 34,933
Accounting services                                                                              28,264
Professional fees                                                                                20,828
Custodian fees                                                                                   20,133
Registration fees                                                                                16,229
Pricing services                                                                                  9,489
Directors' fees and expenses                                                                      4,766
Other                                                                                             6,495
                                                                                           ------------
Total expenses                                                                                                 1,669,486
                                                                                                            ------------
Investment income--net                                                                                        10,724,919
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments:
Realized loss on investments--net                                                                            (15,321,228)
Change in unrealized appreciation/depreciation on investments--net                                            22,686,911
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 18,090,602
                                                                                                            ============

See Notes to Financial Statements.


                                                                                          For the Six         For the
The Municipal Fund Accumulation Program, Inc.                                             Months Ended       Year Ended
Statements of Changes in Net Assets                                                      June 30, 2000     Dec. 31, 1999

Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $ 10,724,919     $ 21,471,581
Realized loss on investments--net                                                           (15,321,228)     (19,842,225)
Change in unrealized appreciation/depreciation on investments--net                           22,686,911      (34,398,394)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              18,090,602      (32,769,038)
                                                                                           ------------     ------------

Dividends &Distributions to Shareholders:
Investment income--net                                                                      (10,804,616)     (21,584,231)
In excess of realized gain on investments--net                                                       --       (4,261,261)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                                (10,804,616)     (25,845,492)
                                                                                           ------------     ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                        (18,214,380)     (34,535,705)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                (10,928,394)     (93,150,235)
Beginning of period                                                                         432,432,827      525,583,062
                                                                                           ------------     ------------

End of period*                                                                             $421,504,433     $432,432,827
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  1,004,350     $  1,084,047
                                                                                           ============     ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997        1996
Per Share Operating Performance:
Net asset value, beginning of period                                  $  16.35   $  18.50  $  19.22  $  18.85   $  19.22
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .42        .79       .88       .96        .98
Realized and unrealized gain (loss) on investments--net                    .28      (2.00)      .12       .56       (.37)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .70      (1.21)     1.00      1.52        .61
                                                                      --------   --------  --------  --------   --------

Less dividends and distributions:
 Investment income--net                                                   (.42)      (.79)     (.88)     (.96)      (.98)
 Realized gain on investments--net                                          --         --      (.84)     (.19)        --
 In excess of realized gain on investments--net                             --       (.15)       --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                         (.42)      (.94)    (1.72)    (1.15)      (.98)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  16.63   $  16.35  $  18.50  $  19.22   $  18.85
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                       4.35%++   (6.77%)    5.35%     8.29%      3.36%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .79%*      .79%      .76%      .72%       .83%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.09%*     4.47%     4.54%     5.05%      5.18%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $421,504   $432,433  $525,583  $543,595   $551,849
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         83%       222%      178%      131%        72%
                                                                      ========   ========  ========  ========   ========


 *Annualized.
++Aggregate total investment return.

  See Notes to Financial Statements.




The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good-faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $330,575,808 and $336,095,931, respectively.

Net realized losses for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:


                                   Realized       Unrealized
                                    Losses          Gains

Long-term securities             $(15,321,228)   $  7,227,846
                                 ------------    ------------
Total                            $(15,321,228)   $  7,227,846
                                 ============    ============


As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $7,227,846, of which $10,175,544 related to appreciated securities and $2,947,698 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $413,497,124.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                  Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           931,942   $ 15,286,596
                                 ------------   ------------
Shares issued to share-
holders in reinvestment
of dividends                          609,156      9,958,320
                                 ------------   ------------
Total issued                        1,541,098     25,244,916
Shares redeemed                    (2,652,817)   (43,459,296)
                                 ------------   ------------
Net decrease                       (1,111,719)  $(18,214,380)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1999                     Shares        Amount

Shares sold                         2,711,407   $ 47,183,870
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       1,365,678     24,039,420
                                 ------------   ------------
Total issued                        4,077,085     71,223,290
Shares redeemed                    (6,041,008)  (105,758,995)
                                 ------------   ------------
Net decrease                       (1,963,923)  $(34,535,705)
                                 ============   ============



5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $13,974,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Vincent R. Giordano--Senior Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007